Exhibit 99.2

FOR RELEASE: 11/5/04
MEDIA CONTACT: Sheila Odom, 402.458.2329
INVESTOR CONTACT: Cheryl Watson, 317.469.2064

NELNET, INC. SUPPLEMENTAL FINANCIAL INFORMATION FOR THE THIRD QUARTER 2004

The following supplemental information should be read in connection with the third quarter 2004 earnings press release of Nelnet, Inc. (the "Company"), dated November 5, 2004.

Statements in this supplemental financial information release, which refer to expectations as to future developments, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements contemplate risks, uncertainties, and other factors that may cause the actual results to differ materially from such forward-looking statements. Such factors include among others, changes in, or arising from, the implementation of applicable laws and regulations or changes in laws and regulations affecting the education finance marketplace. Changes in the terms of student loans and the educational credit marketplace arising from the implementation of applicable laws and regulations and from changes in such laws and regulations, changes in the demand for educational financing or in financing preferences of educational institutions, students and their families, and changes in the general interest rate environments, could also have a substantial impact on future results. For more information see our filings with the Securities and Exchange Commission.


CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                                             Three Months Ended         Nine Months Ended
                                                                September 30,                September 30,
                                                         --------------------------  --------------------------
                                                             2004          2003           2004          2003
                                                         ------------  ------------  ------------  ------------
                                                                              (UNAUDITED)
                                                                (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)
Interest income:
    Loan interest, excluding variable rate floor income  $   171,427   $   104,998   $   519,059   $   304,989
    Variable rate floor income                                     -             -           348        12,700
    Amortization of loan premiums                            (18,395)      (19,424)      (53,249)      (49,760)
    Investment interest                                        4,918         2,716        11,750        11,984
                                                         ------------  ------------  ------------  ------------
      Total interest income                                  157,950        88,290       477,908       279,913

Interest expense:
    Interest on bonds and notes payable                       68,545        47,309       169,940       151,484
                                                         ------------  ------------  ------------  ------------
      Net interest income                                     89,405        40,981       307,968       128,429

Less provision (recovery) for loan losses                      2,300         4,015        (1,006)        8,875
                                                         ------------  ------------  ------------  ------------
       Net interest income after provision (recovery)
       for loan losses                                        87,105        36,966       308,974       119,554
                                                         ------------  ------------  ------------  ------------
Other income (expense):
    Loan servicing and other fee income                       24,167        27,087        72,388        77,324
    Software services and other income                         8,391         4,565        18,998        13,676
    Derivative market value adjustments                      (40,183)       (5,131)      (39,209)       (5,131)
    Derivative settlements, net                              (16,031)         (524)      (19,389)         (524)
                                                         ------------  ------------  ------------  ------------
      Total other income (expense)                           (23,656)       25,997        32,788        85,345
                                                         ------------  ------------  ------------  ------------
Operating expenses:
    Salaries and benefits                                     25,060        35,901       101,865        92,749
    Other expenses                                            24,167        23,583        72,613        72,109
    Amortization of intangible assets                          2,275         2,785         6,432         9,981
                                                         ------------  ------------  ------------  ------------
      Total operating expenses                                51,502        62,269       180,910       174,839
                                                         ------------  ------------  ------------  ------------
      Income before income taxes                              11,947           694       160,852        30,060

Income tax expense                                             4,310         1,827        58,841        13,289
                                                         ------------  ------------  ------------  ------------
      Net income (loss)                                  $     7,637   $    (1,133)  $   102,011   $    16,771
                                                         ============  ============  ============  ============
      Earnings (loss) per share, basic and diluted       $      0.14   $     (0.03)  $      1.90   $      0.37
                                                         ============  ============  ============  ============

Weighted average shares outstanding                       53,648,788    45,038,488    53,644,056    45,019,823


CONDENSED CONSOLIDATED BALANCE SHEETS AND FINANCIAL DATA

                                                 As of           As of          As of
                                             September 30,    December 31,   September 30,
                                                  2004           2003             2003
                                             --------------  -------------  --------------
                                               (UNAUDITED)                    (UNAUDITED)
                                                       (DOLLARS IN THOUSANDS)
                  ASSETS
Student loans receivable, net                $  12,793,704   $ 10,455,442   $  10,059,920
Cash, cash equivalents, and investments            933,271      1,155,215         774,667
Other assets                                       387,821        321,529         318,410
                                             --------------  -------------  --------------
    Total assets                             $  14,114,796   $ 11,932,186   $  11,152,997
                                             ==============  =============  ==============

   LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
    Bonds and notes payable                  $  13,526,343   $ 11,366,458   $  10,892,347
    Other liabilities                              179,838        260,239         129,428
                                             --------------  -------------  --------------
      Total liabilities                         13,706,181     11,626,697      11,021,775
                                             --------------  -------------  --------------

Shareholders' equity                               408,615        305,489         131,222
                                             --------------  -------------  --------------
      Total liabilities and shareholders'
      equity                                 $ 14,114,796    $ 11,932,186   $  11,152,997
                                             ==============  =============  ==============

Average student loans                        $  11,282,561   $  9,451,035   $   8,891,773
Return on average total assets                       1.04%          0.25%           0.21%
Return on average equity                             38.3%          19.4%           18.3%


NON-GAAP BASE NET INCOME
We prepare financial statements in accordance with generally accepted accounting principles ("GAAP"). In addition to evaluating the Company's GAAP-based financial information, management and analysts also evaluate the Company on certain non-GAAP performance measures that we refer to as base income adjustments. While base net income is not a substitute for reported results under GAAP, we provide this information as additional information regarding our financial results.

The following table provides a reconciliation of GAAP net income (loss) to base net income.


                                                       Three months ended        Nine months ended
                                                           September 30,             September 30,
                                                    ------------------------  -------------------------
                                                       2004          2003        2004          2003
                                                    -----------  -----------  -----------   -----------
                                                                        (UNAUDITED)
                                                                   (DOLLARS IN THOUSANDS)
GAAP net income (loss)                              $    7,637   $   (1,133)  $  102,011    $   16,771
Base adjustments:
    Impact of derivative market value adjustments       40,183        5,131       39,209         5,131
    Amortization of intangible assets                    2,275        2,785        6,432         9,981
    Impact of variable-rate floor income                     -            -         (348)      (12,700)
                                                    -----------  -----------  -----------   -----------
Total base adjustments before income taxes              42,458        7,916       45,293         2,412
Net tax effect (a)                                     (16,134)      (3,008)     (17,211)         (917)
                                                    -----------  -----------  -----------   -----------
Total base adjustments                                  26,324        4,908       28,082         1,495
                                                    -----------  -----------  -----------   -----------
     Base net income                                $    33,961  $     3,775  $   130,093   $    18,266
                                                    ===========  ===========  ===========   ===========

    Base earnings per share, basic and diluted      $     0.63   $     0.08   $     2.43    $     0.41
                                                    ===========  ===========  ===========   ===========

---------------------------------------------------

(a)  Tax effect computed at 38%.

Our base net income is a non-GAAP financial measure and may not be comparable to similarly titled measures reported by other companies. The Company's base net income presentation does not represent another comprehensive basis of accounting. A more detailed discussion of the differences between GAAP and base net income follows.

DERIVATIVE MARKET VALUE ADJUSTMENTS: Base net income excludes the periodic unrealized gains and losses caused by the change in market value on those derivatives in which the Company does not qualify for hedge accounting. The Company maintains an overall interest rate risk management strategy that incorporates the use of derivative instruments to reduce the economic effect of interest rate volatility. Derivative instruments that are currently used as part of the Company's interest rate risk management strategy include interest rate swaps and basis swaps. The Company's goal is to manage interest rate sensitivity by modifying the re-pricing or maturity characteristics of certain balance sheet assets and liabilities. Management has structured all of the Company's derivative transactions with the intent that each is economically effective. However, the majority of the Company's derivative instruments do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, and thus may adversely impact earnings.

AMORTIZATION OF INTANGIBLE ASSETS: We exclude amortization of acquired intangibles in our base net income.

VARIABLE-RATE FLOOR INCOME: Loans that reset annually on each July 1 can generate excess spread income as compared to the rate based on the special allowance payment formula in declining interest rate environments. We refer to this additional income as variable-rate floor income. Base net income excludes variable-rate floor income.

STUDENT LOANS RECEIVABLE, NET

Student loans receivable, net includes all student loans owned by or on behalf of the Company and includes the unamortized cost of acquisition or origination less an allowance for losses. The following table describes the components of our loan portfolio:

                                      As of September 30,          As of December 31,          As of September 30,
                                             2004                        2003                       2003
                                   -------------------------    -----------------------    -----------------------
                                                    Percent                    Percent                   Percent
                                       Dollars      of total      Dollars     of total        Dollars    of total
                                   ------------- -----------    ------------ ----------    ------------ ----------
                                          (UNAUDITED)                                             (UNAUDITED)
                                                                (DOLLARS IN THOUSANDS)
Federally insured:
    Stafford                       $  5,218,535       40.8 %   $ 4,900,249       46.9 %   $ 5,199,632       51.7 %
    PLUS/SLS (a)                        263,118        2.1         249,217        2.4         273,598        2.7
    Consolidation                     7,056,556       55.2       5,073,081       48.5       4,347,866       43.2
Non-federally insured:
    Private loans                        92,247        0.7          92,327        0.9          92,774        0.9
                                   ------------- ----------    ------------ ----------    ------------ ----------
      Total                          12,630,456       98.8      10,314,874       98.7       9,913,870       98.5

Unamortized premiums                    171,694        1.3         156,594        1.5         161,774        1.6
Allowance for loan losses:
    Allowance - federally insured          (706)      (0.0)         (9,755)      (0.1)        (10,004)      (0.1)
    Allowance - private                  (7,740)      (0.1)         (6,271)      (0.1)         (5,720)         -
                                   ------------- ----------    ------------ ----------    ------------ ----------
      Net                          $ 12,793,704      100.0 %   $10,455,442      100.0 %   $10,059,920      100.0 %
                                   ============= ==========    ============ ==========    ============ ==========

----------------------------------
(a)  Supplemental loans for students, or SLS, are the predecessor to unsubsidized Stafford loans.

During 2004, the Company reclassified FFELP loans and the related allowance that have been rejected for reimbursement by the guarantor to the private loan portfolio, because these loans are effectively uninsured. In the above table, the reclassification is reflected for all periods presented.

The following table sets forth the loans originated or acquired through each of our channels:

                                                    Three months ended              Nine months ended
                                                      September 30,                  September 30,
                                               -----------------------------  -----------------------------
                                                   2004            2003           2004            2003
                                               --------------  -------------  -------------   -------------
                                                                       (UNAUDITED)
                                                                  (DOLLARS IN THOUSANDS)
Beginning balance                              $  12,033,329   $  9,317,847   $ 10,314,874    $   8,404,388
Direct channel:
   Consolidation loan originations                   857,456        732,954      2,169,374       1,469,624
   Less consolidation of existing portfolio         (370,792)      (407,000)      (893,800)       (759,000)
                                               --------------  -------------  -------------   -------------
     Net consolidation loan originations             486,664        325,954      1,275,574         710,624
   Stafford/PLUS loan originations                   102,203         71,819        222,515         188,695
Branding partner channel                              91,446        112,283        806,653         723,023
Forward flow channel                                 174,922        177,332        623,014         485,334
Other channels                                        73,279        242,984        204,062         306,650
                                               --------------  -------------  -------------   -------------
   Total channel acquisitions                        928,514        930,372      3,131,818       2,414,326

Loans acquired in subsidiary
   acquisition                                             -              -        136,138               -
Repayments, claims, capitalized
   interest, and other                              (331,387)      (334,349)      (952,374)       (904,844)
                                               --------------  -------------  -------------   -------------
Ending balance                                 $  12,630,456   $  9,913,870   $ 12,630,456    $  9,913,870
                                               ==============  =============  =============   =============

INTEREST RATE SENSITIVITY
As a portion of the Company's student loan assets earn a fixed rate, management uses fixed-rate debt and interest rate swaps to reduce the economic effect of interest rate volatility. As of September 30, 2004, the Company had fixed-rate debt of $789 million and interest rate swaps with a notional amount of $7.1 billion which mature in varying amounts through 2010 ($3.0 billion of the Company's interest rate swaps matured in October 2004). The following table shows the Company's student loan assets currently earning at a fixed-rate as of September 30, 2004:

                        Borrower/
     Fixed               lender             Estimated           Current
   interest             weighted             variable           balance
      rate               average            conversion          of fixed
     range                yield              rate (a)          rate assets
----------------      --------------      ---------------   -----------------
                                (UNAUDITED)                   (IN THOUSANDS)
   4.5 - 5.0   %          4.72    %            2.38    %     $       265,178
   5.0 - 5.5              5.12                 2.78                   73,767
   5.5 - 6.0              5.69                 3.35                  138,558
   6.0 - 6.5              6.21                 3.87                  284,857
   6.5 -7.0               6.71                 4.37                  352,776
   7.0 - 8.0              7.52                 5.18                  305,877
     > 8.0                8.56                 6.22                1,010,722
9.5 floor yield           9.50                 7.16                3,443,829
                                                            -----------------
                                                             $     5,875,564
                                                            =================
------------------------------------

(a) The estimated variable conversion rate is the estimated short-term interest rate at which loans would convert to variable rate.

STUDENT LOAN SPREAD

The following table analyzes the student loan spread on our portfolio of student loans. This table represents the spread on assets earned in conjunction with the liabilities used to fund the assets.

                                          Three months ended                 Nine months ended
                                            September 30,                      September 30,
                                     -----------------------------    -----------------------------
                                         2004             2003             2004            2003
                                     -------------    ------------    -------------   -------------
                                                             (UNAUDITED)
Student loan yield                           6.25  %         4.94  %          6.71  %         5.19  %
Consolidation rebate fees                   (0.59)          (0.46)           (0.57)          (0.43)
Premium amortization                        (0.61)          (0.83)           (0.63)          (0.75)
                                     -------------    ------------    -------------   -------------

Student loan net yield                       5.05            3.65             5.51            4.01
Student loan cost of funds                  (2.05)          (1.78)           (1.82)          (1.99)
                                     -------------    ------------    -------------   -------------

Student loan spread                          3.00            1.87             3.69            2.02
Variable-rate floor income                      -               -                -           (0.19)
Special allowance yield adjustment          (1.44)              -            (1.98)              -
                                     -------------    ------------    -------------   -------------
Core student loan spread                     1.56  %         1.87  %          1.71  %         1.83  %
                                     =============    ============    =============   =============

Average balance of student loans
   (dollars in thousands)            $ 12,108,981     $ 9,377,746     $ 11,282,561     $ 8,891,773
